united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2020

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

855-552-4596
www.JAGCapitalFunds.com

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.JAGCapitalFunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, by following the instructions included with this annual report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

Annual Shareholder Letter	September 30, 2020

Dear Shareholder:

Consistent with our longstanding investment philosophy and process, substantially all the Fund’s assets are invested in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential.

During the Reporting Period, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of 31.81% and 32.15%, respectively. These returns compare to the cumulative 37.53% total return of the Fund’s benchmark, the Russell 1000 Growth Index.

The Fund’s relative underperformance during the reporting period stemmed in large part from our portfolio’s underweight stance to several mega-cap technology companies that dominate the composition of the Russell 1000 Growth Index. As of 9/30/2020, Apple Inc. (AAPL) comprised approximately 11% of the index. In fact, the combined weight of AAPL, Microsoft (MSFT), Amazon (AMZN), Facebook (FB), and Alphabet (GOOGL) totaled over 35% of the index. We own and like shares in each of these companies to varying degrees, but these positions comprised 20% of the Fund’s value as of 9/30/2020. In addition to our commitment to remaining a focused but diversified Fund, we believe that there are quite attractive investment opportunities outside of this cohort of $1 trillion+ market capitalization enterprises.

As we have noted in the past, the Fund employs an unabashedly active approach to portfolio management. We focus intently on the Fund’s goal of delivering long-term excess returns, after all expenses, when compared to the Russell 1000 Growth Index and the S&P 500 Index.

Far from mirroring the indexes, we seek to build a diversified but focused portfolio of 30-40 individual common stocks which we believe have the potential to reward shareholders with outsized returns over the intermediate and long term. Our commitment to owning such a focused group of stocks dictates that we also employ strong risk management techniques. There are a lot of definitions of “risk” in our industry, but for us it is best defined as the potential for permanent loss of capital. Short-term price volatility — the daily, weekly, and monthly fluctuations in securities prices — is interesting and sometimes exciting, but these zigs and zags are ultimately meaningless to long-term investors. We are willing to accept moderate amounts of volatility in the prices of the Fund’s investment positions, but we work very hard to avoid exposing the Fund’s investors to investment propositions which threaten permanent destruction of capital.

As is almost always the case, our portfolio composition varies significantly from that of the broader market. From time to time, this has historically left the Fund vulnerable to periods of short- and intermediate-term underperformance. Regardless, we will continue to adhere to our time-tested process as 2021 quickly approaches.

It is worth highlighting that the Fund’s performance during the reporting period was quite favorable when compared to the S&P 500’s trailing 12-month return of 15.15%. The strong absolute returns in the Fund over the past year are partly attributable to the portfolio’s focus on fast-growing, technology-driven companies. These types of enterprises have been largely immunized from the widespread economic damage that has been wrought by the COVID-19 pandemic. In fact, several of the Fund’s

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	9129-NLD-10/21/2020

larger holdings have clearly benefited from the global lockdowns and work-from-home phenomenon. Examples include Microsoft (MSFT), Amazon (AMZN), and Lululemon (LULU), all of which were among the Fund’s top 10 contributors over the past year. MSFT’s cloud based O365 suite, especially its Teams collaboration software, has helped enable millions of workers to remain productive while working remotely. AMZN’s dominant positions in ecommerce and cloud computing have allowed it to capitalize on widespread closures of physical retail stores. Similarly, LULU’s robust direct-to-consumer sales operation and its premium-priced athleisure apparel has flourished during the pandemic.

So far in 2020, investors have been forced to navigate a global pandemic, the onset of a recession (which ended a record-breaking 127-month expansion in the U.S. economy), huge adjustments to our business and personal lives, the near-cessation of global travel, remote work, broad societal unrest, spiking crime rates in many cities, multiple hurricanes, and terrible wildfires in Northern California.

For better or worse, 2020 is not finished with us yet. During the final stanza of an epically challenging year, we are heading into the final stretches of what could be the most contentious and exhausting presidential election in recent memory. At the time of this writing, many polls favor former Vice President Joe Biden to win the presidency this November. This would leave President Trump as the first single-term Oval Office occupant since George H.W. Bush’s loss to Bill Clinton in 1992. Of course, around this same time in the 2016 election process, many polls favored Hillary Clinton to prevail.

We know from history and current polling data that close to 50% of Americans will be disappointed in the result of the 2020 election — no matter which candidate prevails. We also anticipate that after enduring the coming weeks of incessant political ads, media pundit bloviating, nasty fights on social media, frequent and unsolicited political emails, and phone calls, roughly 100% of us will be at least somewhat relieved when the election is over. However, in keeping with 2020’s hard-earned reputation for delivering unpleasant and unprecedented complications, this particular election will be held amidst the worst pandemic since 1918.

Traditional in-person voting may be difficult or impossible in some areas, and many more voters will cast their ballot by mail this year than ever before. Potential delays in processing millions of mail-in ballots could delay the declaration of the ultimate winner for weeks. In other words, while November 3rd will come and go as the calendar turns, we should prepare to deal with election-related drama for a long period. Election Day 2020 could very well turn into Election Weeks, so we should manage our expectations for political closure accordingly.

Anecdotally, and in keeping with our experience during the last several presidential elections, we recently had several conversations with clients (of various political leanings) who are concerned about the implications of the upcoming vote. Some fear that a victory by one or the other candidate will materially impact the near- or intermediate-term investment environment. While there is no disputing the fact that the office of President is extremely important to the nation and the world, there is surprisingly little evidence that the President is a reliable leading indicator for the trajectory of the economy or the capital markets.

In fact, despite the GOP’s stereotypical reputation as being the more “business friendly” major party, the stock market has fared better under Democratic presidencies. Since 1928, the S&P 500 has returned an annualized 14.1% during Democratic administrations, versus 4.8% with a Republican in

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	9129-NLD-10/21/2020

the White House. Before our Democratic friends get too excited, however, we should point out that a large part of this performance gap can be explained by several unique periods in history.

For example, Franklin Roosevelt was elected soon after stocks had made a multi-generational low in June 1932. This proved to be fortuitous timing, as stocks proceeded to gain almost 200% during his first term. On the other hand, George W. Bush was sworn in just as the dot-com bubble was popping, and his first term was marked by 9/11 and a grueling recession. Bush’s second term included the Great Financial Crisis, which marked the worst recession since the Great Depression. President Obama took office within 60 days of the ultimate March 2009 bottom for the S&P 500. He presided over a long economic recovery that saw the stock market return more than 228% (using monthly total returns for the S&P 500) between his inauguration and the end of his second term in January 2017. This works out to an annualized return of 16.0%, modestly better than the 13.4% annualized return for the S&P 500 since Donald J. Trump took office. The chart below shows the cumulative total return for the S&P 500 by political party beginning with the Hoover administration in 1929. Three Democrat presidents, FDR, Clinton, and Obama benefited mightily by assuming office at or near the bottom of significant drops in the S&P 500. Reagan also benefitted from similar good fortune, but Hoover and Bush II began their terms in office just as the market was making a multi-year high.

Total Return For S&P 500 During Democrat Presidencies (blue line) vs. Republican Presidencies (red line)

$
512
256
128
64
32
16
8
4
2
1
0.5
0.25
0.125
Label key:
Line 1: Cumulative growth of a $ during D and R administrations
Line2: Annualized growth rate of S&P 500 during D & R administrations
Hoover
FDR/Trumam
Eisenhower
Kennedy/LBJ
Nixon/Ford
Carter
Reagan/Bush_I
Clinton
Bush_II
Obama
Trump
$551.34
14.1%
$7.61
4.8%
Presidential administrations returns are calculated using monthly total returns for the S&P 500 beginning with month following the inauguration. Hoover and FDR (1st term) were inaugurated in March. Since then inaugurations have occurred in January.
Source: JAG Capital Management
1929
1933
1937
1941
1945
1949
1953
1957
1961
1965
1969
1973
1977
1981
1985
1989
1993
1997
2001
2005
2009
2013
2017
2021
2025

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	9129-NLD-10/21/2020

S&P 500 Performance by Presidential Terms Since 1928

President	Party	Returns Begin	Returns End	Months	Growth of a $	CAGR
Hoover	R	3/31/1929	3/31/1933	48	$0.29	-26.5%
FDR	D	3/31/1933	4/30/1945	145	$4.85	14.0%
Truman	D	4/30/1945	1/31/1953	93	$2.83	14.3%
Eisenhower	R	1/31/1953	1/31/1961	96	$3.26	15.9%
Kennedy	D	1/31/1961	11/30/1963	34	$1.30	9.8%
LBJ	D	11/30/1963	1/31/1969	62	$1.65	10.2%
Nixon	R	1/31/1969	8/31/1974	67	$0.85	-2.9%
Ford	R	8/31/1974	1/31/1977	29	$1.56	20.2%
Carter	D	1/31/1977	1/31/1981	48	$1.56	11.7%
Reagan	R	1/31/1981	1/31/1989	96	$3.24	15.8%
Bush_I	R	1/31/1989	1/31/1993	48	$1.68	13.9%
Clinton	D	1/31/1993	1/31/2001	96	$3.66	17.6%
Bush_II	R	1/31/2001	1/31/2009	96	$0.70	-4.4%
Obama	D	1/31/2009	1/31/2017	96	$3.28	16.0%
Trump	R	1/31/2017	9/30/2020	44	$1.59	13.4%
Cumulative	D			574	$551.34	14.1%
	R			524	$7.61	4.8%

S&P 500 performance for presidential administrations begin with returns for the February following a January inauguration except for Hoover and FDR when inaugurations occurred in March.

We are skeptical that presidential party affiliation can reliably be linked to the performance of the economy and the capital markets over discrete four-year time periods. Our global economy and financial markets are extremely complex and are influenced by a mind-boggling array of global and domestic trends, many of which are decades in the making. Although presidential election data can be tortured to “confess” whatever partisan conclusions one may choose to make, we advise our clients to tread cautiously when seeking to extrapolate campaign promises into their portfolio decisions.

“Sensible optimism is a belief that the odds are in your favor, and over time things will balance out to a good outcome even if what happens in between is filled with misery… You can be optimistic that the long-term growth trajectory is up and to the right, but equally sure that the road between is filled with landmines, and always will be. Those two things are not mutually exclusive.”

-	Morgan Housel, The Psychology of Money

To paraphrase author and investor Morgan Housel, we think “sensible optimism” is the best description of our mindset as we look forward into next year. We continue to expect higher-than-normal market volatility up to and after the election, especially if the outcome remains in doubt for several weeks. But the economy is already exhibiting signs of recovery from the COVID-19-induced recession, and corporate earnings are also showing signs of improvement.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	9129-NLD-10/21/2020

Progress is being made daily on multiple vaccines and treatments for the novel coronavirus, and many businesses are gradually re-opening, albeit in fits and starts. As of the date of this writing, hospitalization rates are trending down in most areas, as medical professionals have developed more effective ways of treating those infected with the virus. We will never be completely free from political crosswinds and partisan backbiting. But one way or another, we will have resolution to the current election angst by late January 2021. This will reduce uncertainty — which is never a friend to investors — and potentially set the stage for a more durable and broader recovery over the coming year.

There is a strong force within the financial markets and among financial professionals around this time of year to feel an obligation to forecast the future with some sense of precision or at the very least with a display of confidence. The standard practice for as long as we can remember has been to accumulate lists of year-end targets, and to predict earnings, growth, trade, and a whole collection of expectations for the coming year. Investors seem to find a sense of comfort when they can categorize the “known unknowns” and speculate about the “unknown unknowns”. We recognize this for what it is — comfort to many, but speculative data that must be taken with a grain of salt.

This has been far from a typical year, and there will be many changes in the behavior of consumers, businesses, politicians, regulators, and so many more. Change is a constant, and investors sometimes forget the subtlety of this. The JAG team has always been comfortable operating in periods of rapid change. In fact, our investment processes are designed to reflect the growing pace of change, much more so now than in past decades. We have invested a great deal of resources to continue to isolate and understand, to the best of our ability, what drives the capital markets, including the vast amounts of inputs and catalysts impacting them.

In selectively managing the Fund’s portfolio, JAG rigorously works to tease out the factors which differentiate average businesses from great businesses, identifying the immutable drivers of growth, profits, revenue, and a multitude of little and big ideas. To paraphrase AMZN CEO Jeff Bezos, we focus on the fundamental business drivers that we know to be true, that will not change, and we dedicate an enormous amount of our resources to designing portfolios that represent a diverse collection of these drivers. This is certainly a demanding task, but we are passionate and uncompromising towards this goal.

We will continue to work hard to find great investment opportunities, and we are confident that a well-crafted portfolio will be able to thrive no matter who is inaugurated on January 20, 2021.

Best regards,

Norman B. Conley III
Portfolio Manager

*	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the largest 1000 securities in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values. It is generally representative of the large-cap growth segment of the U.S. equity market.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	9129-NLD-10/21/2020

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

Average Annual Total Returns through September 30, 2020*, as compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)
Class A	31.81%	16.16%	17.18%	15.81%	N/A
Class A with 5.75% load	24.21%	13.89%	15.80%	15.03%	N/A
Class I	32.15%	16.47%	17.47%	16.09%	N/A
Class R	N/A	N/A	N/A	N/A	20.06%
Russell 1000 Growth Total Return Index(c)	37.53%	21.67%	20.10%	18.07%	20.18%
S&P 500 Total Return Index (d)	15.15%	12.28%	14.15%	14.23%	4.85%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% of the Fund’s average daily net assets through January 31, 2021, for Class A, Class I and Class R shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.53%, 1.28% and 1.28% for the JAG Large Cap Growth Fund’s Class A, Class I and Class R shares, per the latest prospectus, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and a maximum deferred sales charge of 1.00%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund Class A and Class I commenced operations on December 22, 2011.

(b)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(c)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

(d)	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $250,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	17.5%
Internet Media & Services	12.8%
Technology Services	12.6%
Semiconductors	10.6%
Medical Equipment & Devices	9.6%
E-Commerce Discretionary	5.4%
Biotechnology & Pharmaceutical	5.2%
Retail - Discretionary	4.1%
Entertainment Content	3.9%
Transportation & Logistics	3.5%
Other / Cash & Cash Equivalents	14.8%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2020

Shares		Fair Value

	COMMON STOCKS - 98.6%
	ADVERTISING & MARKETING - 3.4%
4,035	Trade Desk, Inc.*	$2,093,277

	BIOTECHNOLOGY & PHARMACEUTICAL - 5.2%
29,680	Sanofi SA	1,489,046
6,485	Vertex Pharmaceuticals, Inc.*	1,764,698
		3,253,744
	COMMERCIAL SUPPORT SERVICES - 3.2%
5,950	Cintas Corporation	1,980,338

	E-COMMERCE DISCRETIONARY - 5.4%
1,068	Amazon.com, Inc.*	3,362,844

	ENTERTAINMENT CONTENT - 3.9%
30,530	Activision Blizzard, Inc.	2,471,403

	HEALTH CARE FACILITIES & SERVICES - 1.9%
5,310	Teledoc Health, Inc.*	1,164,164

	INTERNET MEDIA & SERVICES - 12.8%
1,591	Alphabet, Inc.*	2,331,770
9,665	Facebook, Inc.*	2,531,264
9,855	IAC/InterActive Corp*	1,180,432
10,390	Roku, Inc.*	1,961,632
		8,005,098
	MEDICAL EQUIPMENT & DEVICES - 9.6%
8,795	Insulet Corporation*	2,080,809
2,614	Intuitive Surgical, Inc.*	1,854,738
4,685	Thermo Fisher Scientific, Inc.	2,068,521
		6,004,068
	METALS & MINING - 1.3%
13,000	Newmont Corporation	824,850

	RETAIL - DISCRETIONARY - 4.1%
7,705	Lululemon Athletica, Inc.*	2,537,796

	SEMICONDUCTORS - 10.6%
5,395	ASML Holding NV	1,992,212
2,690	Monolithic Power Systems, Inc.	752,151
4,960	NVIDIA Corporation	2,684,451
10,335	QUALCOMM, Inc.	1,216,223
		6,645,037
	SOFTWARE - 17.5%
5,740	Adobe, Inc.*	2,815,068
16,025	Akamai Technologies, Inc.*	1,771,403
4,935	ANSYS, Inc.*	1,614,880
16,320	Microsoft Corporation	3,432,586
6,745	Splunk, Inc.*	1,268,937
		10,902,874

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value

	COMMON STOCKS (Continued) - 98.6%
	TECHNOLOGY HARDWARE - 1.1%
6,000	Apple, Inc.	$694,860

	TECHNOLOGY SERVICES - 12.6%
5,225	Accenture plc	1,180,798
6,000	Mastercard, Inc.	2,029,020
13,825	PayPal Holdings, Inc.*	2,723,940
5,285	S&P Global, Inc.	1,905,771
		7,839,529
	TRANSPORTATION & LOGISTICS - 3.5%
5,132	Old Dominion Freight Line, Inc.	928,481
7,500	United Parcel Service, Inc.	1,249,725
		2,178,206
	WHOLESALE - DISCRETIONARY- 2.5%
14,665	Copart, Inc.*	1,542,171

	TOTAL COMMON STOCKS (Cost $44,325,517)	61,500,259

	TOTAL INVESTMENTS - 98.6% (Cost $44,325,517)	$61,500,259
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%	853,162
	TOTAL NET ASSETS - 100.0%	$62,353,421

PLC - Public Limited Company

*	Non-Income producing security.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

ASSETS
Investment securities:
At cost	$44,325,517
At fair value	$61,500,259
Cash and cash equivalents	869,436
Receivable for Fund shares sold	49,535
Dividends and interest receivable	5,221
Prepaid expenses	35,445
TOTAL ASSETS	62,459,896

LIABILITIES
Payable for Fund shares redeemed	44,007
Investment management fees payable	28,929
Distribution (12b-1) fees payable	10,344
Payable to related parties	6,392
Accrued expenses and other liabilities	16,803
TOTAL LIABILITIES	106,475
NET ASSETS	$62,353,421

Composition of Net Assets:
Paid in capital	$38,251,355
Accumulated earnings	24,102,066
NET ASSETS	$62,353,421

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,206,243
Shares of beneficial interest outstanding (a)	106,414
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$20.73
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$21.99

Class I Shares:
Net Assets	$50,989,608
Shares of beneficial interest outstanding (a)	2,384,610
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.38

Class R Shares:
Net Assets	$9,157,570
Shares of beneficial interest outstanding (a)	427,311
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.43

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2020

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,602)	$359,460
Interest	5,620
TOTAL INVESTMENT INCOME	365,080

EXPENSES
Investment management fees	529,534
Distribution (12b-1) fees:
Class A	6,356
Administration fees	93,218
Management services fees	62,463
Registration fees	45,750
Legal fees	29,030
Shareholder service fees	21,467
Compliance officer fees	21,371
Trustees fees and expenses	13,116
Audit fees	12,500
Printing and postage expenses	10,469
Custodian fees	6,584
Custody overdraft fees	5,440
Insurance expense	1,830
Other expenses	3,920
TOTAL EXPENSES	863,048

Less: Fees waived by the Manager	(105,524)
NET EXPENSES	757,524

NET INVESTMENT LOSS	(392,444)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments and foreign currency transactions	10,532,578
Net realized gain	10,532,578
Net change in unrealized appreciation on:
Investments	6,629,851
Foreign currency transactions	218
Net change in unrealized appreciation	6,630,069

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	17,162,647

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,770,203

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
FROM OPERATIONS
Net investment loss	$(392,444)	$(129,988)
Net realized gain from investments and foreign currency transactions	10,532,578	5,226,165
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	6,630,069	(8,828,255)
Net increase (decrease) in net assets resulting from operations	16,770,203	(3,732,078)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(221,331)	(306,978)
Class I	(5,028,686)	(6,961,275)
Net decrease in net assets from distributions to shareholders	(5,250,017)	(7,268,253)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	321,835	505,281
Class I	10,196,502	10,161,171
Class R *	7,848,544	—
Net asset value of shares issued in reinvestment of distributions:
Class A	91,663	133,268
Class I	3,627,866	5,049,777
Payments for shares redeemed:
Class A	(1,275,497)	(421,685)
Class I	(31,820,203)	(9,730,731)
Class R *	(227,172)	—
Net increase (decrease) in net assets from shares of beneficial interest	(11,236,462)	5,697,081

TOTAL INCREASE (DECREASE) IN NET ASSETS	283,724	(5,303,250)

NET ASSETS
Beginning of Year	62,069,697	67,372,947
End of Year	$62,353,421	$62,069,697

*	Class R commenced operations on February 3, 2020.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
SHARE ACTIVITY
Class A:
Shares Sold	17,932	29,762
Shares Reinvested	5,545	8,855
Shares Redeemed	(65,751)	(23,800)
Net increase (decrease) in shares of beneficial interest outstanding	(42,274)	14,817

Class I:
Shares Sold	577,637	569,916
Shares Reinvested	213,278	327,695
Shares Redeemed	(1,783,798)	(541,898)
Net increase (decrease) in shares of beneficial interest outstanding	(992,883)	355,713

Class R: *
Shares Sold	438,339	—
Shares Redeemed	(11,028)	—
Net increase in shares of beneficial interest outstanding	427,311	—

*	Class R commenced operations on February 3, 2020.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	September 30,	September 30,		September 30,	September 30,	September 30,
	2020	2019		2018	2017	2016
Net asset value, beginning of year	$17.17	$20.94		$19.15	$16.16	$15.06
Income (loss) from investment operations:
Net investment loss (3)	(0.16)	(0.08	) (4)	(0.18)	(0.14)	(0.11)
Net realized and unrealized gain (loss) on investments	5.24	(1.44)		4.67	4.04	1.90
Total from investment operations	5.08	(1.52)		4.49	3.90	1.79
Less distributions from:
Net realized gains	(1.52)	(2.25)		(2.70)	(0.91)	(0.69)
Total distributions	(1.52)	(2.25)		(2.70)	(0.91)	(0.69)
Net asset value, end of year	$20.73	$17.17		$20.94	$19.15	$16.16
Total return (1)	31.81%	(5.74)%		26.17%	25.66%	12.15%
Net assets, at end of year (000s)	$2,206	$2,553		$2,803	$1,953	$2,348
Ratio of gross expenses to average net assets (2)(5)(7)	1.67%	1.73%		1.75%	1.80%	1.71%
Ratio of net expenses to average net assets (5)(7)	1.51%	1.50%		1.51%	1.50%	1.50%
Ratio of net investment loss to average net assets (5)(6)(7)	(0.91%)	(0.48%)		(0.97%)	(0.87%)	(0.71%)
Portfolio Turnover Rate	113%	129%		125%	125%	149%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended September 30, 2019, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.66%	1.74%
Net expenses to average net assets	1.50%	1.50%
Net investment loss to average net assets	(0.90)%	(0.48)%

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$17.62	$21.37	$19.45	$16.36		$15.20
Income (loss) from investment operations:
Net investment loss (3)	(0.12)	(0.04)	(0.14)	(0.11)		(0.06)
Net realized and unrealized gain (loss) on investments	5.40	(1.46)	4.76	4.11		1.91
Total from investment operations	5.28	(1.50)	4.62	4.00		1.85
Less distributions from:
Net realized gains	(1.52)	(2.25)	(2.70)	(0.91)		(0.69)
Total distributions	(1.52)	(2.25)	(2.70)	(0.91)		(0.69)
Net asset value, end of year	$21.38	$17.62	$21.37	$19.45		$16.36
Total return (1)	32.15%	(5.51)%	26.46%	25.97	% (6)	12.45%
Net assets, at end of year (000s)	$50,990	$59,517	$64,570	$54,670		$44,001
Ratio of gross expenses to average net assets (2)(4)(7)	1.42%	1.48%	1.50%	1.55%		1.46%
Ratio of net expenses to average net assets (4)(7)	1.26%	1.25%	1.26%	1.25%		1.25%
Ratio of net investment loss to average net assets (4)(5)(7)	(0.66%)	(0.20%)	(0.73%)	(0.64%)		(0.42%)
Portfolio Turnover Rate	113%	129%	125%	125%		149%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.41%	1.49%
Net expenses to average net assets	1.25%	1.25%
Net investment loss to average net assets	(0.65)%	(0.20)%

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class R

	Period Ended
	September 30,
	2020 (1)
Net asset value, beginning of period	$17.85
Income (loss) from investment operations:
Net investment loss (4)	(0.04)
Net realized and unrealized gain on investments	3.62
Total from investment operations	3.58
Net asset value, end of period	$21.43
Total return (2)	20.06	% (9)
Net assets, at end of period (000s)	$9,158
Ratio of gross expenses to average net assets (3)(5)(7)	1.07	% (8)
Ratio of net expenses to average net assets (5)(7)	0.91	% (8)
Ratio of net investment loss to average net assets (5)(6)(7)	(0.31	)% (8)
Portfolio Turnover Rate	113	% (9)

(1)	JAG Large Cap Growth Fund Class R commenced operations on February 3, 2020.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.06%
Net expenses to average net assets	0.90%
Net investment loss to average net assets	(0.30)%

(8)	Annualized.

(9)	Not Annualized.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund (Class A and Class I) commenced operations on December 22, 2011. Class R shares commenced operations on February 3, 2020. The Fund’s investment objective is capital appreciation.

The Fund currently offers three classes of shares: Class A, Class I and Class R shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies, including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)       Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2020, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$61,500,259	$—	$—	$61,500,259
Total	$61,500,259	$—	$—	$61,500,259

(a)	As of and during the period ended September 30, 2020, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)       Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the period ended September 30, 2020, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2020, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 – September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)       Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and distributed on an annual basis.

d)       Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

e)       Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)       Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)       Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2020, there were no CDSC fees paid.

i)       Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Realized and unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

j)       Cash and cash equivalents – The Fund considers its investment in an Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$68,102,594	$85,505,171

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of a management agreement (the “Management Agreement”) with the Trust on behalf of the Fund and pursuant to an interim advisory agreement (collectively “Management Agreements”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets through January 31, 2020 and 0.80% thereafter, such fee to be computed daily based upon daily net assets of the Fund. However, fees

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

related to the interim advisory agreement were held in escrow pending shareholder approval of a new management agreement. The Manager underwent a change in control on January 20, 2020, when Daniel Ferry, Chairman of the Board of the Manager’s parent company, passed away. Norman Conley, Chief Executive Officer of the Manager, assumed actual control of the Manager’s parent company upon Mr. Ferry’s passing and subsequently acquired a majority interest of the Manager’s parent company from Mr. Ferry’s estate. The Manager provided services to the Fund pursuant to an interim advisory agreement until May 12, 2020 when a new a new management agreement was approved by shareholders and executed by the Fund and the Manager. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreements, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2020, management fees of $529,534 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an expense limitation agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 1.25% and 0.90% for Classes A, I and R, respectively, of the Fund’s average daily net assets through January 31, 2021 (the “Expense Limitation Agreement”). Each waiver or reimbursement by the Manager is subject to recoupment within three fiscal years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the year ended September 30, 2020, the Manager waived management fees in the amount of $105,524. As of September 30, 2020, the Manager may recapture $144,389 before September 30, 2021, $140,380 before September 30, 2022 and $105,524 before September 30, 2023, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (the “Management Service Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended September 30, 2020, the Fund incurred $62,463 for such fees.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“Alphacentric” ), and Catalyst Capital Advisors LLC (“Catalyst”) and each serve as an investment advisor to other series of the Trust, and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $9,985 in brokerage commissions from the Fund for the year ended September 30, 2020. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Certain Officers of the Trust are also employees of GFS and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset -based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the year ended September 30, 2020, the Fund incurred $21,371 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares, based on average daily net assets of the class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I and Class R shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Distributor and the Manager for distribution related expenses.

For the year ended September 30, 2020, the Distributor received $1,417 in underwriter commissions from the sale of Class A shares of the JAG Large Cap Growth Fund.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,333,513 for the JAG Large Cap Growth Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$17,230,758
Unrealized depreciation:	(64,012)
Net unrealized appreciation:	$17,166,746

The tax character of fund distributions paid for the year ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$—	$537,631
Long-Term Capital Gain	7,144,426	6,730,622
	$7,144,426	$7,268,253

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Fund utilized equalization in the amount of $1,894,409 which resulted in a difference between tax distributions and book distributions as disclosed on the Statements of Changes for the period ended September 30, 2020. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of September 30, 2020, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings
$109,354	$7,122,563	$(299,378)	$—	$—	$17,169,527	$24,102,066

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

The unrealized appreciation in the table above includes unrealized foreign currency gains of $2,781.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $299,378.

Permanent book and tax differences, primarily attributable to the tax treatment of equalization credits, resulted in reclassification for the year ended September 30, 2020 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$1,894,409	$(1,894,409)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, the shareholders listed below held more than 25% of the individual Fund and may be deemed to control that Fund.

Owner
NFS LLC (1)	34%
Pershing, LLC(1)	31%

(1)	These owners are comprised of multiple investors and accounts.

(6)	SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

(7)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of JAG Large Cap Growth Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JAG Large Cap Growth Fund (“the Fund”), a series of Mutual Fund Series Trust, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended September 30, 2017, and prior, were audited by other auditors whose report dated November 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 24, 2020

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

JAG Large Cap Growth Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) . Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period***
Actual	4/1/20	9/30/20	4/1/20 – 9/30/20	4/1/20 – 9/30/20
Class A	$1,000.00	$1,431.60	$9.12	1.50%
Class I	1,000.00	1,433.00	7.60	1.25%
Class R	1,000.00	1,436.30	5.48	0.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period***
(5% return before expenses)	4/1/20	9/30/20	4/1/20 – 9/30/20	4/1/20 – 9/30/20
Class A	$1,000.00	$1,017.50	$7.57	1.50%
Class I	1,000.00	1,018.75	6.31	1.25%
Class R	1,000.00	1,020.50	4.55	0.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

***	Annualized.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
September 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended September 30, 2020, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee ”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
September 30, 2020

SHAREHOLDER MEETING

At a Special Meeting of Shareholders of the Fund held at the offices of Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, Ohio 43215, on May 12, 2020, shareholders of record as of the close of business on March 25, 2020, voted for approval of the following proposal:

Approval of a New Advisory Agreement with JAG Capital Management, LLC on behalf of the Fund.

Number of Shares of Beneficial Interest on Record Date March 25, 2020	FOR	AGAINST	ABSTAIN
3,450,139	2,669,470	0	0

JAG Large Cap Growth Fund
Additional Information (Unaudited)
September 30, 2020

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-329-4246; and on the Commission’s website at http://www.sec.gov.

JAG Large Cap Growth Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2020

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC & affiliates, a real estate/investment firm, since 1999. Managing Member of PTL Real Estate LLC, 2000 2019; Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	52	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36N New York Avenue, Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	38	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	38	Trustee of Variable Insurance Trust since 2010

JAG Large Cap Growth Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2020

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St., Suite 601 San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	President, Rational Advisors, Inc., 1/2016 -present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 – Present; President, Abbington Capital Group LLC, 1998-present; CEO, Catalyst Capital International, LLC 2017- present; President, USA Mutuals, Inc., 3/2011 to 7/2016; President, Cross Sound LLC, 6/11 to 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	38	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager -Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-839-7424.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

MANAGER
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TRANSFER AGENT
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

DISTRIBUTOR
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N. Franklin St.,
Suite 575
Chicago, IL 60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2020	2019
JAG Large Cap Growth Fund	10,000	10,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2020	2019
JAG Large Cap Growth Fund	2,500	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2020 and 2019 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2020 and 2019 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 8, 2020